PROMISSORY NOTE

Principal Amount: $500,000.00                              Date: October 4, 1994
Headquarters, Phoenix, Arizona.

PROMISE TO PAY AND INTEREST. For value received, the undersigned ("Borrower"), promises to pay to BANK ONE, ARIZONA, NA, a national banking association, or order ("Bank") at its above office, or at such other place as Bank may designate in writing, in lawful money of the United States of America, the principal sum of Five Hundred Thousand and No/100 Dollars ($500,000.00), or such lesser amount as shall have been disbursed and is unpaid as shown on the records of Bank which shall be conclusive as to such amount, with interest thereon from the date advanced at the rate per annum ("Interest Rate") equal to the sum of (i) one and one-half percent (1.5%) per annum, and (ii) the rate per annum most recently publicly announced by Bank, or its successors, in Phoenix, Arizona, as its "prime rate", as in effect from time to time. The Interest Rate will change on each day that such "prime rate" changes. The "prime rate" is not necessarily the best or lowest rate offered by Bank, and Bank may lend to its customers at rates that are at, above, or below its "prime rate".

         Interest shall be due and payable commencing on November 1, 1994, and continuing on the same day of each successive month thereafter until October 4, 1995. Commencing on November 1, 1995, and continuing on the same day of each successive month thereafter until April 4, 1996 ("Maturity Date"), Borrower shall pay (i) principal in an amount equal to (A) the unpaid principal balance hereof as of October 4, 1995, divided by (B) six, and (ii) interest on the remaining unpaid principal balance at the Interest Rate then in effect.

         On the Maturity Date Borrower shall pay to Bank the unpaid principal, all accrued and unpaid interest, and all other amounts ("Other Amounts") payable by Borrower to Bank under the Loan Documents. "Loan Documents" means this Note, any related loan agreement, any related letter of credit agreements, and any other agreements, documents, and instruments evidencing, guarantying, securing, or otherwise relating to this Note, as they may be amended, modified, extended, renewed, restated, or supplemented from time to time.

         Principal shall bear interest at the Interest Rate from the date of disbursement until the due date thereof, whether due by acceleration or otherwise. Principal, interest, and Other Amounts not paid when due and any judgment therefor shall bear interest from its due date or the judgment date, as applicable, until paid at a rate ("Default Rate") equal to the sum of (i) four percent (4%) per annum and (ii) the Interest Rate, and such interest shall be immediately due and payable.

         All interest shall be computed on the basis of a 360-day year and accrue on a daily basis for the actual number of days elapsed. Borrower agrees to pay an effective rate of interest that is the sum of (i) the interest rate provided herein and (ii) any additional rate of interest resulting from any other charges or fees paid or to be paid in connection herewith that are determined to be interest or in the nature of interest.

APPLICATION OF PAYMENTS. At the option of Bank, payments shall be applied to principal, interest, and Other Amounts in such order as Bank shall determine.

PREPAYMENT. Borrower may prepay the outstanding principal balance hereof, in whole or in part, at any time prior to the Maturity Date without penalty or premium. All prepayments shall be applied to payments due hereunder in the reverse chronological order of maturity.

LATE CHARGE. If any payment of principal and/or interest is not received by Bank within fifteen (15) days after its due date, then, in addition to the other rights and remedies of Bank, a late charge of four percent (4%) of the amount due and unpaid will be charged to Borrower without notice to Borrower. Such late charge shall be immediately due and payable.

NO  COUNTERCLAIMS,  DEDUCTIONS,  ETC.  All  payments  and other  obligations  of
Borrower  under  the  Loan   Documents  will  be  made  and  performed   without
counterclaim, deduction, defense, deferment, reduction, or set-off.

EVENTS OF DEFAULT. Each of the following shall be an event of default ("Event of Default"):

         1. Failure by any Loan Party to pay when due any amount payable by such Loan Party under any of the Loan Documents or failure by Borrower to pay when due any other indebtedness of Borrower to Bank and, in each case, the continuation of such failure for ten (10) days after the due date. "Loan Party" means Borrower and any other person that from time to time is obligated to Bank under any of the Loan Documents or grants any property, interests in property, or rights to property to secure any or all obligations of any person under the Loan Documents.

         2. Failure by any Loan Party to perform any obligation not involving the payment of money, or to comply with any other term or condition applicable to such Loan Party, in any of the Loan Documents and the continuation of such failure for thirty (30) days after notice thereof from Bank.

         3. Any representation or warranty made by any Loan Party in any of the Loan Documents or otherwise or any information delivered by any Loan Party to Bank in obtaining or hereafter in connection with the credit evidenced by this
Note is materially incomplete, incorrect, or misleading as of the date made or delivered.

         4. Bank believes in good faith that a Material Adverse Change has occurred after the date of the financial statements and other information provided by any Loan Party in obtaining the credit evidenced by this Note. "Material Adverse Change" means any change in the assets, business, financial condition, operations, prospects, or results of operations of any Loan Party or any other event or condition that in the reasonable opinion of Bank (i) could affect the likelihood of performance by any Loan Party of any of the obligations in the Loan Documents, (ii) could affect the ability of any Loan Party to perform any of the obligations in any of the Loan Documents, (iii) could affect the legality, validity, or binding nature of any of the obligations in the Loan Documents or any lien, security interest, or other encumbrance securing any of the obligations under the Loan Documents, or (iv) could affect the priority of any lien or encumbrance securing any of the obligations in the Loan Documents.

         5. Any Loan Party (i) is unable or admits in writing such Loan Party's inability to pay such Loan Party's monetary obligations as they become due, (ii) makes a general assignment for the benefit of creditors, or (iii) applies for, consents to, or acquiesces in, appointment of a trustee, receiver, or other custodian for such Loan Party or any or all of the property of such Loan Party, or in the absence of such application, consent, or acquiescence by such Loan Party a trustee, receiver, or other custodian is appointed for such Loan Party or any or all of the property of such Loan Party.

         6. Commencement of any case under the Bankruptcy Code (Title 11 of the United States Code) or commencement of any other bankruptcy, arrangement, reorganization, receivership, custodianship, or similar proceeding under any federal, state, or foreign law by or against any Loan Party.

         7. The death, incompetence, dissolution, or liquidation of any Loan Party; the consolidation or merger of any Loan Party with any other Person; or the taking of any action by any Loan Party toward a dissolution, liquidation, consolidation, or merger.

         8. Any Loan Party or any other person on behalf of any Loan Party claims that any Loan Document is not legal, valid, binding, and enforceable against any Loan Party, that any lien, security interest, or other encumbrance securing any of the obligations under the Loan Documents is not legal, valid, binding, and enforceable, or that the priority of any lien, security interest, or other encumbrance securing any of the obligations in the Loan Documents is different than the priority represented and warranted in the Loan Documents.

         9. The occurrence of any condition or event that is a default or is designated as a default, an event of default, or an Event of Default in any other Loan Document or in any agreement, document, or instrument relating to any other indebtedness of any Loan Party to Bank.

         10. The occurrence of any condition or event that is a default or is designated as a default, an event of default, or an Event of Default in or pursuant to that certain Loan Agreement dated September 9, 1991, by and between Bank and Los Abrigados Partners Limited Partnership, an Arizona limited partnership, as the same may be amended, modified, restated or renewed from time to time.

RIGHTS AND REMEDIES OF BANK. Upon occurrence of an Event of Default, Bank may, at its option, in its absolute and sole discretion, and without demand or notice, (i) declare the obligations in the Loan Documents to be immediately due and payable, whereupon the obligations in the Loan Documents shall be immediately due and payable, and (ii) exercise any or all other rights and remedies of Bank concurrently or consecutively in such order as Bank elects. The rights and remedies of Bank shall be cumulative and non-exclusive. Delay, discontinuance, or failure to exercise any right or remedy of Bank shall not be a waiver thereof, or of any other right or remedy of Bank, or of the time of the essence provision. Exercise of any right or remedy of Bank shall not cure or waive any Event of Default or invalidate any act done in response to any Event of Default.

LIMIT ON LIABILITY OF BANK. In exercising rights and remedies, neither Bank nor any stockholder, director, officer, employee, agent, or representative of Bank shall have any liability for any injury to the assets, business, operations, or property of Borrower or any other liability to Borrower, other than for its own gross negligence or willful misconduct.

SURVIVAL. The representations, warranties, and covenants of the Loan Parties in the Loan Documents shall survive the execution and delivery of the Loan Documents and the making of advances to Borrower.

INTEGRATION, ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION, WAIVER, APPROVAL, CONSENT, ETC. The Loan Documents contain the complete understanding and agreement of Borrower and Bank and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations. No provision of the Loan Documents may be changed, discharged, supplemented, terminated, or waived except in a writing signed by the parties thereto. Delay or failure by Bank to insist on performance of any obligation when due or compliance with any other term or condition in the Loan Documents shall not operate as a waiver thereof or of any other obligation, term, or condition or of the time of the essence provision. Acceptance of late payments shall not be a waiver of the time of the essence provision, the right of Bank to require that subsequent payments be made when due, or the right of Bank to declare an Event of Default if subsequent payments are not made when due. Any approval, consent, or statement that a matter is satisfactory by Bank under the Loan Documents must be in writing executed by Bank and shall be construed to apply only to the person(s) and facts specifically set forth in the writing.

BINDING EFFECT. The Loan Documents shall be binding upon and shall inure to the benefit of Bank and the Loan Parties and their successors and assigns and the executors, legal administrators, personal representatives, heirs, devisees, and beneficiaries of the Loan Parties, provided, however, that the Loan Parties may not assign any of their rights or delegate any of their obligations under the Loan Documents and any purported assignment or delegation shall be void. Bank may from time to time in its absolute and sole discretion assign it rights and delegate its obligations under the Loan Documents, in whole or in part, without notice to or consent by any Loan Party (including, without limitation, participations). In addition to any greater or lesser limitation provided by law, no Loan Party shall assert against any assignee of Bank any claims or defenses such Loan Party may have against Bank, except claims and defenses arising under the Loan Documents.

COSTS,  EXPENSES,  AND FEES.  Borrower  agrees to pay on demand all external and internal costs, expenses, and fees (including, without limitation, as applicable, inside and outside attorneys, paralegals, document clerks and specialists, appraisal, appraisal review, environmental assessment, environmental testing, environmental cleanup, other inspection, processing, title, filing, and recording costs, expenses, and fees) of Bank (i) in the negotiation, execution, delivery, and modification of the Loan Documents, (ii) in the making of advances, in the monitoring the activities of Borrower, and otherwise in administering the credit evidenced by this Note, (iii) in enforcement of the Loan Documents and exercise of the rights and remedies of
Bank, (iv) in defense of the legality, validity, binding nature, and enforceability of the Loan Documents and the perfection and priority of the liens and encumbrances granted in the Loan Documents, (v) in gaining possession of, holding, repairing, maintaining, preserving, and protecting the property ("Collateral") securing the obligations in the Loan Documents, (vi) in selling or otherwise disposing of the Collateral, (vii) otherwise in relation to the Loan Documents, the Collateral, or the rights and remedies of Bank under the Loan Documents or relating to the Collateral, and (viii) in preparing for the foregoing, whether or not any legal proceeding is brought or other action is taken. Such costs, expenses, and fees shall include, without limitation, all such costs, expenses, and fees incurred in connection with any bankruptcy, receivership, replevin, or other court proceedings (whether at the trial or appellate level). Borrower agrees to pay interest on such costs, expenses, and fees at the Default Rate from the date incurred by Bank until paid in full.

SEVERABILITY. If any provision or any part of any provision of the Loan Documents is unenforceable, the enforceability of the other provisions or the other provisions and the remainder of the subject provision, respectively, shall not be affected and they shall remain in full force and effect.

CHOICE OF LAW. The Loan Documents shall be governed by the laws of the State of Arizona, without giving effect to conflict of laws principles.

TIME OF ESSENCE. Time is of the essence with regard to each provision of the Loan Documents as to which time is a factor.

NOTICES AND DEMANDS. All demands or notices under the Loan Documents shall be in writing (including, without limitation, telecopy, telegraphic, telex, or cable communication) and mailed, telecopied, telegraphed, telexed, cabled, or delivered to the respective party hereto at the address specified at the end of this paragraph or such other address as shall have been specified in a written notice. Any demand or notice mailed shall be mailed first-class mail, postage-prepaid, return-receipt-requested and shall be effective upon the earlier of (i) actual receipt by the addressee, and (ii) the date shown on the return-receipt. Any demand or notice not mailed will be effective upon the earlier of (i) actual receipt by the addressee, and (ii) the time the receipt of the telecopy, telegram, telex, or cable is mechanically confirmed.

Address for Notices to Borrower:

ILX Incorporated
2777 East Camelback Road
Phoenix, Arizona  85016

Address for Notices to Bank:

Bank One, Arizona, NA
P.O. Box 29542
Phoenix, Arizona  85038
Attention:  Dept. A383

JOINT AND SEVERAL OBLIGATIONS. All obligations in any of the Loan Documents executed by more than one Loan Party shall be the joint and several obligations of each such person, and each reference in any Loan Document to Borrower, Obligor, or Trustor shall be a reference to each such person individually and all such persons collectively.

COMMUNITY PROPERTY AND SEPARATE PROPERTY OF BORROWER. If Borrower includes one or more persons who are married to each other or to other persons, each such person included in Borrower agrees that (i) the Loan Documents executed by Borrower are made on behalf of the marital community of each person included in Borrower and his or her spouse, and (ii) Bank may have recourse against the separate property of each person included in Borrower and the community property of each such person included in Borrower and his or her spouse for satisfaction of the obligations of Borrower under the Loan Documents.

BANK'S RIGHT OF SET-OFF. Borrower grants to Bank (i) the right at any time and from time to time after an Event of Default, in the absolute and sole discretion of Bank and without demand or notice to the Borrower, to set-off and apply deposits (whether certificates of deposit, demand, general, savings, special, time, or other, and whether provisional or final) held by Bank for Borrower and any other liabilities or other obligations of Bank to Borrower ("Deposits, Liabilities, and Obligations") against or to the obligations of Borrower under the Loan Documents, regardless of whether the Deposits, Liabilities, and Obligations are contingent, matured, or unmatured, and (ii) a security interest in the Deposits, Liabilities, and Obligations to secure the obligations of Borrower under the Loan Documents. In addition, Borrower grants to Bank the right upon occurrence of an event that with notice, passage of time, or both would be an Event of Default to segregate all Deposits, Liabilities, and Obligations into an account or otherwise under the sole control of Bank.

INDEMNIFICATION OF BANK. Borrower agrees to indemnify, hold harmless, and on demand defend Bank and its stockholders, directors, officers, employees, agents, and representatives for, from, and against any and all damages, losses, liabilities, costs, and expenses (including, without limitation, costs and expenses of litigation and reasonable attorneys' fees) arising from any claim or demand in respect of the Loan Documents, the Collateral, or the transaction described in the Loan Documents and arising at any time, whether before or after payment and performance of the Obligations in full, excepting any such matters arising solely from the gross negligence or willful misconduct of Bank. The obligations of Borrower and the rights of Bank under this paragraph shall survive payment and performance of the Obligations in full and shall remain in full force and effect without termination.

RESCISSION OR RETURN OF PAYMENTS. If at any time or from time to time, whether before or after payment and performance of the obligations of the Loan Parties under the Loan Documents in full, all or any part of any amount received by Bank in payment of, or on account of, any obligation of the Loan Parties under the Loan Documents is or must be, or is claimed to be, avoided, rescinded, or returned by Bank to Borrower or any other Person for any reason whatsoever (including, without limitation, bankruptcy, insolvency, or reorganization of Borrower or any other Person), such obligation and any liens, security interests, and other encumbrances that secured such obligations at the time such avoided, rescinded, or returned payment was received by Bank shall be deemed to have continued in existence or shall be reinstated, as the case may be, all as though such payment had not been received.

NO CONSTRUCTION AGAINST BANK OR BORROWER. The Loan Documents are the result of negotiations between Borrower and Bank. Accordingly, the Loan Documents shall not be construed for or against Borrower or Bank, regardless of which party drafted the Loan Documents or any part thereof.

HEADINGS. The headings at the beginning of each section of the Loan Documents are solely for convenience and are not part of the Loan Documents.

NUMBER AND GENDER. In the Loan Documents the singular shall include the plural and vice versa and each gender shall include the other genders.

MULTIPLE CREDIT ACCOMMODATIONS. If from time to time Borrower has more than one loan or other credit accommodation with Bank, Borrower agrees that, unless otherwise agreed by Bank and Borrower in writing, (i) the Loan Documents and the agreements, documents, and instruments evidencing and relating to such other loan(s) and credit accommodation(s) shall all remain in effect and neither shall supersede the other, regardless of whether the Loan Documents and such other agreements, documents, and instruments have differing terms, conditions, and requirements, and (ii), regardless of any such differences, Borrower shall comply with all the terms, conditions, and requirements of the Loan Documents and of such other agreements, documents, and instruments.

WAIVER OF STATUTE OF LIMITATIONS. Borrower waives, to the full extent permitted by law, the right to plead any statutes of limitations as a defense to any or all obligations under the Loan Documents.

WAIVERS BY BORROWER. Borrower (i) waives, to the full extent permitted by law, presentment, notice of dishonor, protest, notice of protest, notice of intent to accelerate, notice of acceleration, notice of dishonor, and all other notices or demands of any kind (except notices specifically provided for in the Loan Documents), and (ii) agrees that Bank may enforce this Note and any other Loan Documents against any person included in Borrower without first having sought enforcement against any other Loan Party or any Collateral.

                                        ILX INCORPORATED, an Arizona corporation



                                         By:  Joseph P. Martori
                                              ---------------------------
                                         Name:   Joseph P. Martori
                                                 ------------------------
                                         Title:  Chairman/President
                                                 ------------------------